                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                     Settlement Date               6/30/2004
                                                                                     Determination Date            7/12/2004
                                                                                     Distribution Date             7/15/2004


I.      All Payments on the Contracts                                                                                  3,476,577.10
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                               80,503.62
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                         72,131.84
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               24,926.73
VIII.   Transfers to the Pay-Ahead Account                                                                                (6,902.27)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                                0.00
X.      Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                           $3,647,237.02
                                                                                                                      ==============

DISTRIBUTION AMOUNTS                                                            COST PER $1000
--------------------------------------------                                   ----------------

1.    (a) Class A-1 Note Interest Distribution                                                               0.00
      (b) Class A-1 Note Principal Distribution                                                              0.00
          Aggregate Class A-1 Note Distribution                                   0.00000000                                   0.00

2.    (a) Class A-2 Note Interest Distribution                                                               0.00
      (b) Class A-2 Note Principal Distribution                                                              0.00
          Aggregate Class A-2 Note Distribution                                   0.00000000                                   0.00

3.    (a) Class A-3 Note Interest Distribution                                                               0.00
      (b) Class A-3 Note Principal Distribution                                                              0.00
          Aggregate Class A-3 Note Distribution                                   0.00000000                                   0.00

4.    (a) Class A-4 Note Interest Distribution                                                               0.00
      (b) Class A-4 Note Principal Distribution                                                              0.00
          Aggregate Class A-4 Note Distribution                                   0.00000000                                   0.00

5.    (a) Class A-5 Note Interest Distribution                                                               0.00
      (b) Class A-5 Note Principal Distribution                                                              0.00
          Aggregate Class A-5 Note Distribution                                   0.00000000                                   0.00

6.    (a) Class A-6 Note Interest Distribution                                                               0.00
      (b) Class A-6 Note Principal Distribution                                                              0.00
          Aggregate Class A-6 Note Distribution                                   0.00000000                                   0.00

7.    (a) Class A-7 Note Interest Distribution                                                               0.00
      (b) Class A-7 Note Principal Distribution                                                              0.00
          Aggregate Class A-7 Note Distribution                                   0.00000000                                   0.00

8.    (a) Class A-8 Note Interest Distribution                                                               0.00
      (b) Class A-8 Note Principal Distribution                                                              0.00
          Aggregate Class A-8 Note Distribution                                   0.00000000                                   0.00

9.    (a) Class A-9 Note Interest Distribution                                                               0.00
      (b) Class A-9 Note Principal Distribution                                                              0.00
          Aggregate Class A-9 Note Distribution                                   0.00000000                                   0.00

10.   (a) Class A-10 Note Interest Distribution                                                        153,891.63
      (b) Class A-10 Note Principal Distribution                                                     3,068,670.19
          Aggregate Class A-10 Note Distribution                                 49.57787423                           3,222,561.82

11.   (a) Class B Certificate Interest Distribution                                                    244,679.31
      (b) Class B Certificate Principal Distribution                                                         0.00
          Aggregate Class B Certificate Distribution                              5.45000000                             244,679.31

12.  Servicer Payment
      (a)  Servicing Fee                                                                                30,785.78
      (b)  Reimbursement of prior Monthly Advances                                                      64,755.58
               Total Servicer Payment                                                                                     95,541.36

13.  Deposits to the Reserve Account                                                                                      84,454.53

TOTAL DISTRIBUTION AMOUNT                                                                                             $3,647,237.02
                                                                                                                     ===============

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
RESERVE ACCOUNT DISTRIBUTIONS:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                        0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                             0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                   0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                        0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                          $0.00
                                                                                                                     ===============

                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                           0.00
        (b) Class A-2 Notes    @            5.852%                                                           0.00
        (c) Class A-3 Notes    @            5.919%                                                           0.00
        (d) Class A-4 Notes    @            6.020%                                                           0.00
        (e) Class A-5 Notes    @            6.050%                                                           0.00
        (f) Class A-6 Notes    @            6.130%                                                           0.00
        (g) Class A-7 Notes    @            6.140%                                                           0.00
        (h) Class A-8 Notes    @            6.230%                                                           0.00
        (i) Class A-9 Notes    @            6.320%                                                           0.00
        (j) Class A-10 Notes   @            6.370%                                                     153,891.63
                     Aggregate Interest on Notes                                                                         153,891.63
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class A-7 Notes                                                                                  0.00
        (h) Class A-8 Notes                                                                                  0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                             COST PER $1000
                                                                               ----------------
        (a) Class A-1 Notes                                                       0.00000000                 0.00
        (b) Class A-2 Notes                                                       0.00000000                 0.00
        (c) Class A-3 Notes                                                       0.00000000                 0.00
        (d) Class A-4 Notes                                                       0.00000000                 0.00
        (e) Class A-5 Notes                                                       0.00000000                 0.00
        (f) Class A-6 Notes                                                       0.00000000                 0.00
        (g) Class A-7 Notes                                                       0.00000000                 0.00
        (h) Class A-8 Notes                                                       0.00000000                 0.00
        (i) Class A-9 Notes                                                       0.00000000                 0.00
        (j) Class A-10 Notes                                                      2.36756361           153,891.63
                     Total Aggregate Interest on Notes                                                                   153,891.63
        (k) Class B Certificates                                                  5.45000000                             244,679.31

                 PRINCIPAL
--------------------------------------------
                                                                                No. of Contracts
                                                                                ----------------
1.   Amount of Stated Principal Collected                                                            1,172,731.54
2.   Amount of Principal Prepayment Collected                                         110            1,729,013.07
3.   Amount of Liquidated Contract                                                     4               166,925.58
4.   Amount of Repurchased Contract                                                    0                     0.00

       Total Formula Principal Distribution Amount                                                                     3,068,670.19

5. Principal Balance before giving effect to Principal Distribution                                  Pool Factor
                                                                                                    -------------
        (a) Class A-1 Notes                                                                           0.0000000                0.00
        (b) Class A-2 Notes                                                                           0.0000000                0.00
        (c) Class A-3 Notes                                                                           0.0000000                0.00
        (d) Class A-4 Notes                                                                           0.0000000                0.00
        (e) Class A-5 Notes                                                                           0.0000000                0.00
        (f) Class A-6 Notes                                                                           0.0000000                0.00
        (g) Class A-7 Notes                                                                           0.0000000                0.00
        (h) Class A-8 Notes                                                                           0.0000000                0.00
        (i) Class A-9 Notes                                                                           0.0000000                0.00
        (j) Class A-10 Notes                                                                          0.4460088       28,990,574.84
        (k) Class B Certificates                                                                      1.0000000       44,895,285.54

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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7. Principal Distribution                                                        COST PER $1000
                                                                                ----------------
        (a) Class A-1 Notes                                                        0.00000000                                  0.00
        (b) Class A-2 Notes                                                        0.00000000                                  0.00
        (c) Class A-3 Notes                                                        0.00000000                                  0.00
        (d) Class A-4 Notes                                                        0.00000000                                  0.00
        (e) Class A-5 Notes                                                        0.00000000                                  0.00
        (f) Class A-6 Notes                                                        0.00000000                                  0.00
        (g) Class A-7 Notes                                                        0.00000000                                  0.00
        (h) Class A-8 Notes                                                        0.00000000                                  0.00
        (i) Class A-9 Notes                                                        0.00000000                                  0.00
        (j) Class A-10 Notes                                                      47.21031062                          3,068,670.19
        (k) Class B Certificates                                                   0.00000000                                  0.00

8. Principal Balance after giving effect to Principal Distribution                                  Pool Factor
                                                                                                   -------------
        (a) Class A-1 Notes                                                                          0.0000000                 0.00
        (b) Class A-2 Notes                                                                          0.0000000                 0.00
        (c) Class A-3 Notes                                                                          0.0000000                 0.00
        (d) Class A-4 Notes                                                                          0.0000000                 0.00
        (e) Class A-5 Notes                                                                          0.0000000                 0.00
        (f) Class A-6 Notes                                                                          0.0000000                 0.00
        (g) Class A-7 Notes                                                                          0.0000000                 0.00
        (h) Class A-8 Notes                                                                          0.0000000                 0.00
        (i) Class A-9 Notes                                                                          0.0000000                 0.00
        (j) Class A-10 Notes                                                                         0.3987985        25,921,904.65
        (k) Class B Certificates                                                                     1.0000000        44,895,285.54


                 POOL DATA
--------------------------------------------                                                          Aggregate
                                                                                No. of Contracts   Principal Balance
                                                                                ----------------   -----------------
1.   Pool Stated Principal Balance as of                  6/30/2004                   3,518          70,817,190.19

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                           45               830,740.63        1.173%
              (b) 60-89 Days                                                           17               602,404.44        0.851%
              (c) 90-119 Days                                                          10               179,952.48        0.254%
              (d) 120 Days +                                                           24               642,511.59        0.907%


3.   Contracts Repossessed during the Due Period                                        7               176,449.82

4.   Current Repossession Inventory                                                     7               176,449.82

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                       4               166,925.58
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                       80,503.62
                                                                                                    ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     86,421.96

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       860,655.45

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                1,427                           22,275,123.48

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.139%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                62.710

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
             TRIGGER ANALYSIS
--------------------------------------------

1.   (a) Average Delinquency Percentage                                        2.125%
     (b) Delinquency Percentage Trigger in effect ?                                           YES

2.   (a)  Average Net Loss Ratio                                               0.024%
     (b)  Net Loss Ratio Trigger in effect ?                                                   NO
     (c)  Net Loss Ratio (using ending Pool Balance)                           0.111%

3.   (a)  Servicer Replacement Percentage                                      0.076%
     (b)  Servicer Replacement Trigger in effect ?                                             NO



               MISCELLANEOUS
--------------------------------------------

1.    Monthly Servicing Fees                                                                                              30,785.78

2.    Servicer Advances                                                                                                   72,131.84

3.    (a)  Opening Balance of the Reserve Account                                                                      8,569,562.06
      (b)  Deposits to the Reserve Account                                                              84,454.53
      (c)  Investment Earnings in the Reserve Account                                                    4,376.30
      (d)  Distribution from the Reserve Account                                                             0.00
      (e)  Ending Balance of the Reserve Account                                                                       8,658,392.89

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                       79,650.80
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                 6,902.27
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                              (24,926.73)
      (e)  Ending Balance in the Pay-Ahead Account                                                                        61,626.34